Exhibit 99.5

EXECUTION COPY

PERFORMANCE UNDERTAKING

PERFORMANCE UNDERTAKING (this “Undertaking”), made as of February 25, 2005, by CNL APF PARTNERS, LP, a Delaware limited partnership (the “Provider”), in favor of NET LEASE FUNDING 2005, LP, a Delaware limited partnership (the “Issuer”) and the other “Beneficiaries” (as defined below).

RECITALS:

A. Each of the Persons identified on Schedule 1 (the “Originators”), has entered into that certain Sale and Contribution of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the “Sale and Contribution Agreement”), with the Issuer, pursuant to which each Originator has transferred to the Issuer, either in a sale transaction or as a contribution of capital, certain property owned by such Originator (collectively, the “Property”).

B. Pursuant to the Property Management and Lease Servicing Agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the “Property Management Agreement”), by and among the Issuer and CNL Financial Services, LP, a Delaware limited partnership (“CFS”), CFS has agreed to provide certain property management services to the Issuer with respect to the Property.

C. Pursuant to the Environmental Indemnity Agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the “Environmental Indemnity Agreement”), by and among the Originators, CFS and the Issuer, the Originators and CFS have agreed to indemnify the Issuer and the other “Indemnified Parties” under the Environmental Indemnity Agreement, for certain damages, loss, cost or expense incurred in connection with any environmental remediation required with respect to the Property.

D. After the Effective Date (as defined in the Sale and Contribution Agreement), the Issuer intends to enter into an Indenture (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), by and among the Issuer, MBIA Insurance Corporation, as Insurer (the “Insurer”), and Wells Fargo Bank, N.A., a national banking association, as Indenture Trustee (the “Indenture Trustee”), pursuant to which the Issuer will issue Triple Net Lease Mortgage Notes, Series 2005 (together with all extensions, renewals or modifications thereof, the “Notes”). In addition to the indebtedness owing to the holders of the Notes, the Issuer intends to become indebted to the Insurer to the extent set forth in the Indenture and in the Insurance and Reimbursement Agreement of even date therewith (as amended, restated, supplemented or otherwise modified from time to time, the “Insurance Agreement”), by and among the Issuer, the Provider, the Insurer, CFS and the other parties thereto, and the “Premium Fee Letter” executed in connection therewith. Such indebtedness of the Issuer to the Noteholders and the Insurer will be secured by, among other things, all of the Issuer’s right, title and interest in the Property and all of the Issuer’s rights under the Sale and Contribution Agreement, the Property Management Agreement and the Environmental Indemnity Agreement.

E. CFS and each Originator is an Affiliate of the Provider and the Provider is expected to receive substantial direct and indirect benefits from the sale or contribution of the Property and the issuance of the Notes (which benefits are hereby acknowledged).

F. In order to induce the Issuer to enter into the Sale and Contribution Agreement and the Property Management Agreement, the Provider has agreed to guaranty the due and punctual performance of each Originator’s obligations to the Issuer under the Sale and Contribution Agreement and the Environmental Indemnity Agreement, and CFS’ obligations to the Issuer under the Property Management Agreement and the Environmental Indemnity Agreement, as provided herein.

AGREEMENT

In order to induce the Issuer to enter into the Sale and Contribution Agreement and the Property Management Agreement, and in consideration of the substantial benefit the Provider will derive therefrom, the Provider hereby agrees as follows:

SECTION 1. Definitions. As used herein:

“Beneficiary” means each of the Issuer, the Indenture Trustee, the Insurer and their respective successors and assigns.

“Material Adverse Effect” means a material adverse effect on the ability of the Provider to perform its obligations under this Undertaking.

“Obligations” means, collectively, all covenants, agreements, terms, conditions and indemnities to be performed and observed by each of the Originators and CFS under and pursuant to the Sale and Contribution Agreement, the Property Management Agreement and the Environmental Indemnity Agreement, including, without limitation, the due and punctual payment of all sums which are or may become due and owing by any Originator or CFS under the terms of the Sale and Contribution Agreement, the Property Management Agreement or the Environmental Indemnity Agreement, and the performance of all of the foregoing.

All capitalized terms used herein, and not otherwise herein defined, shall have their respective meanings given to such terms in the Sale and Contribution Agreement or, if not defined therein, in the Environmental Indemnity Agreement or, if not defined therein, in the Indenture. This Undertaking shall be read in accordance with the “Other Terms and Constructions” set forth in Section 1.02 of the Sale and Contribution Agreement as if references therein to “this Agreement” were references to this Undertaking.

SECTION 2. Guaranty of Performance of Obligations. The Provider hereby unconditionally and irrevocably guarantees to the Beneficiaries the full and punctual payment and performance by each Originator and CFS of the Obligations. This Undertaking is an absolute, unconditional and continuing guaranty of the full and punctual performance of all of the Obligations of each Originator and CFS and is in no way conditioned upon any requirement that any Beneficiary first attempt to collect any of the amounts owing by any Originator or CFS or resort to any collateral security, any balance of any deposit account or credit on the books of any Beneficiary in favor of any Originator or CFS or any other Person or other means of obtaining payment. Should any Originator or CFS default in the payment or performance of any Obligations, the Beneficiaries may cause the immediate performance by the Provider of the Obligations, without demand or notice of any nature (other than as expressly provided herein), all of which are expressly waived by the Provider.

SECTION 3. Waivers by Provider: Beneficiaries’ Freedom to Act. The Provider waives (a) notice of acceptance of this Undertaking, (b) notice of any action taken or omitted by any Beneficiary in reliance on this Undertaking, and (c) any requirement that any Beneficiary be diligent or prompt in making demands under this Undertaking, giving notice of any default or omission by any Originator or CFS or asserting any other rights of any Beneficiary under this Undertaking. Each Beneficiary shall be at liberty, without giving notice to or obtaining the consent of the Provider, to deal with any Originator and CFS and with each other party who now is or after the date hereof becomes liable in any manner for any of the Obligations, in such manner as such Beneficiary in its sole discretion deems fit and to this end the Provider agrees that the validity and enforceability of this Undertaking, including without limitation, the provisions of Section 7, shall not be impaired or affected by any of the following: (i) any extension, modification or renewal of, or indulgence with respect to, or substitutions for, the Obligations or any part thereof or any agreement relating thereto at any time; (ii) any failure or omission to enforce any right, power or remedy with respect to the Obligations or any part thereof or any agreement relating thereto, or any collateral securing the Obligations or any part thereof; (iii) any waiver of any right, power or remedy or of any default with respect to the Obligations or any part thereof or any agreement relating thereto; (iv) any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of any other obligation of any Person with respect to the Obligations or any part thereof; (v) the enforceability or validity of the Obligations or any part thereof or the genuineness, enforceability or validity of any Notes or any Transaction Document (as defined in the Indenture) or any part thereof; (vi) the application of payments received from any source, other than any Originator or CFS, to the payment of any payment Obligations of such Originator or CFS, as applicable, any part thereof or amounts which are not covered by this Undertaking even though any Beneficiary might lawfully have elected to apply such payments to any part or all of the payment Obligations of such Originator or CFS or to amounts which are not covered by this Undertaking; (vii) the existence of any claim, setoff or other rights which the Provider may have at any time against any Originator or CFS in connection herewith or any unrelated transaction; (viii) any assignment or transfer of the Obligations or any part thereof; or (ix) any failure on the part of any Originator or CFS to perform or comply with any term of the Sale and Contribution Agreement, the Property Management Agreement, the Environmental Indemnity Agreement or any other document executed in connection therewith or delivered thereunder, all whether or not the Provider shall have had notice or knowledge of any act or omission referred to in the foregoing clauses (i) through (ix) of this Section 3. Without limiting the generality of the foregoing, to the fullest extent permitted by applicable law, the Provider specifically waives all defenses the Provider may have based upon any election of remedies by any Beneficiary which destroys the Provider’s rights to proceed against any Originator or CFS or any other obligor, guarantor or person for reimbursement, contribution or otherwise, including any loss of rights that it may suffer by reason of any rights, powers, remedies or defenses of any Originator or CFS in connection with any laws limiting, qualifying or discharging indebtedness of or remedies against any Originator or CFS, and the Provider hereby agrees not to exercise or pursue, so long as any of the Obligations remain unsatisfied, any right to reimbursement, subrogation or contribution from any Originator or CFS in respect of payments hereunder.

SECTION 4. Unenforceability of Obligations Against Originators or CFS. Notwithstanding (a) any change of ownership of any Originator or CFS or the insolvency, bankruptcy, dissolution or any other change in the legal status of any Originator or CFS; (b) the change in or the imposition of any law, decree, regulation or other governmental act; (c) the failure of any Originator, CFS or the Provider to maintain in full force, validity or effect or to obtain or renew when required all governmental and other approvals, licenses or consents required in connection with the Obligations or this Undertaking, or to take any other action required in connection with the performance of all obligations pursuant to the Obligations or this Undertaking; or (d) if any of the moneys included in the Obligations have become irrecoverable from any Originator or CFS for any other reason other than final payment in full of the payment Obligations in accordance with their terms, this Undertaking shall nevertheless be binding on the Provider. This Undertaking shall be in addition to any other guaranty or other security for the Obligations, and it shall not be rendered unenforceable by the invalidity of any such other guaranty or security.

SECTION 5. Representations and Warranties. The Provider hereby makes the following representation and warranties to the Beneficiaries as of the date first written above:

(a) Due Formation and Good Standing. The Provider is a limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware, has all limited partnership power and authority to carry on its business as now conducted and is qualified to do business in, and is in good standing in, every jurisdiction where the nature of its business requires it to be so qualified except where the failure so to qualify would not reasonably be expected to have a Material Adverse Effect.

(b) Due Authorization and No Conflict. The execution, delivery and performance by the Provider of this Undertaking are within the Provider’s limited partnership powers, have been duly authorized by all necessary limited partnership action on the part of the Provider and do not contravene or constitute a default under, any provision of applicable law or regulation or of the Provider’s certificate of limited partnership or limited partnership agreement or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Provider or result in the creation or imposition of any lien on any material asset of the Provider upon or with respect to any of its properties pursuant to any material indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note or other agreement binding on the Provider in each case in any respect that would reasonably be expected to have a Material Adverse Effect. This Undertaking has been duly executed and delivered on behalf of the Provider.

(c) Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any governmental authority is required for the due execution, delivery and performance by the Provider of this Undertaking or any other agreement, document or instrument to be delivered by it hereunder that has not already been obtained or if not obtained would not reasonably be expected to have a Material Adverse Effect.

(d) Enforceability. This Undertaking constitutes the legal, valid and binding obligation of the Provider enforceable against the Provider in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors’ rights generally, and (ii) general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding at equity or at law.

(e) No Litigation. There is no action, suit or proceeding pending against, or to the Provider’s knowledge threatened against or affecting, the Provider before any court or arbitrator or any governmental authority in which there is a reasonable possibility of an adverse decision which could reasonably be expected to have a Material Adverse Effect or which in any way draws into question the validity or enforceability of this Undertaking.

(f) Accuracy of Information. All written information furnished by the Provider to any Beneficiary for purposes of or in connection with this Undertaking or any transaction contemplated hereby is true and accurate in all material respects on the date as of which such information is stated or certified.

(g) Solvency. The Provider is not insolvent nor will it be rendered insolvent by virtue of entering into or carrying out this Undertaking.

SECTION 6. Covenants. The Provider hereby covenants and agrees, until (i) the Obligations have been satisfied in full, the Sale and Contribution Agreement, the Property Management Agreement and the Environmental Indemnity Agreement have been terminated, (ii) the Notes and all amounts owing to the Insurer in connection with the Insurance Agreement have been paid in full and (iii) the Insurance Policy has been cancelled, to furnish to each Beneficiary as soon as reasonably practicable, from time to time, such information, documents, records or reports respecting the conditions or operations, financial or otherwise, of the Provider as such Beneficiary may from time to time reasonably request.

SECTION 7. Subrogation; Subordination. Until the Obligations have been paid in full: (i) the Provider shall not enforce or otherwise exercise any right of subrogation to any of the rights of any Beneficiary against any Originator or CFS; (ii) the Provider will not claim any setoff, recoupment or counterclaim against any Originator or CFS in respect of any liability of the Provider to any Originator or CFS as a result of its obligations hereunder; and (iii) the Provider waives any benefit of and any right to participate in any collateral security which may be held by any Beneficiary. The Provider agrees that after the occurrence and during the continuation of any Event of Default under the Indenture, the Provider will not demand, sue for or otherwise attempt to collect any such indebtedness of any Originator or CFS to the Provider for its own account so long as any of the Obligations shall remain unpaid or unperformed. If, notwithstanding the foregoing sentence, the Provider shall collect, enforce or receive any amounts in respect of such other indebtedness while any such Event of Default is continuing, such amounts shall be collected, enforced and received by the Provider as trustee for the Beneficiaries to the extent of the unpaid or unperformed Obligations and shall be paid over to the Issuer (or, so long as any Notes remain outstanding, amounts remain unpaid to the Insurer and the Insurance Policy is in effect, to the Indenture Trustee) on account of the Obligations without affecting in any manner the liability of the Provider under the other provisions of this Undertaking. The provisions of this Section 7 shall be supplemental to, and not in derogation of, any rights and remedies that any Beneficiary may at any time and from time to time have against the Provider.

SECTION 8. Termination of Undertaking. The Provider’s obligations hereunder shall continue in full force and effect until all Obligations are finally paid and satisfied in full and the Sale and Contribution Agreement, the Property Management Agreement and the Environmental Indemnity Agreement are terminated; provided, however, that this Undertaking shall continue to be effective or shall be reinstated, as the case may be, if at any time payment or other satisfaction of any of the Obligations is rescinded or must otherwise be restored or returned upon the bankruptcy, insolvency, or reorganization of any Originator or CFS or otherwise, as though such payment had not been made or other satisfaction occurred, whether or not the Beneficiary is in possession of this Undertaking. No invalidity, irregularity or unenforceability by reason of Title 11 of the United States Code (the “Bankruptcy Code”) or any insolvency or other similar law, or any law or order of any government or agency thereof purporting to reduce, amend or otherwise affect the Obligations shall impair, affect, be a defense to or claim against the obligations of the Provider under this Undertaking.

SECTION 9. Effect of Bankruptcy. This Undertaking shall survive the insolvency of any Originator or CFS and the commencement of any case or proceeding by or against any Originator or CFS under the Bankruptcy Code or other federal, state or other applicable bankruptcy, insolvency or reorganization statutes. To the fullest extent permitted by law, no automatic stay under the Bankruptcy Code or other federal, state or other applicable bankruptcy, insolvency or reorganization statutes to which any Originator or CFS is subject shall postpone the obligations of the Provider under this Undertaking.

SECTION 10. Further Assurances. The Provider agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action that any Beneficiary may reasonably request in order to preserve the rights and powers of such Beneficiary hereunder or to enable such Beneficiary to exercise or enforce any of its rights hereunder.

SECTION 11. Successors and Assigns. This Undertaking shall be binding upon the Provider and its successors and assigns, and shall inure to the benefit of and be enforceable by the Beneficiaries and their respective successors, permitted transferees and permitted assigns. From and after the Indenture Closing Date, and so long as any of the Notes remain outstanding and the Insurance Policy has not been cancelled, the Provider may not assign or transfer any of its obligations hereunder without obtaining Rating Agency Confirmation and the prior written consent of the Indenture Trustee, the Issuer and the Insurer (so long as no Insurer Default (as defined in the Indenture) has occurred and is continuing). From and after the Indenture Closing

Date (as defined in the Sale and Contribution Agreement), the Indenture Trustee for the benefit of the holders of the Notes and the Insurer shall each be a third party beneficiary under this Undertaking with the right to enforce the terms and conditions hereof as if it were a party hereto, and all representations and warranties made by the Provider hereunder shall be deemed made to the Indenture Trustee and the Insurer, each as a third party beneficiary hereunder. For the avoidance of doubt, the Indenture Trustee may enforce this Undertaking without regard to whether an “Event of Default” or other default has occurred and is continuing under the Indenture. No person other than the parties hereto and the Indenture Trustee and Insurer as third party beneficiaries shall have any rights hereunder.

SECTION 12. Amendments and Waivers. No amendment or waiver of any provision of this Undertaking nor consent to any departure by the Provider therefrom shall, from and after the Indenture Closing Date, be effective unless (a) the same shall be in writing and signed by the Indenture Trustee, the Issuer, the Insurer (so long as no Insurer Default has occurred and is continuing) and the Provider, and (b) at least 20 days’ prior written notice has been provided to the Rating Agencies (defined in the Indenture). No failure on the part of the Beneficiary to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

SECTION 13. Notices. All notices required or permitted hereunder shall be given and shall become effective as provided in the Indenture, except that notices to the Provider shall be delivered to the facsimile number or mailing address, as applicable, specified on the Provider’s signature page hereto.

SECTION 14. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS UNDER-TAKING SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES). THE PROVIDER HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THIS UNDERTAKING. THE PROVIDER HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE COURTS OF THE UNITED STATES LOCATED IN THE STATE OF NEW YORK FOR THE PURPOSE OF ADJUDICATING ANY CLAIM OR CONTROVERSY ARISING IN CONNECTION WITH THIS UNDERTAKING OR ANY OTHER TRANSACTION DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY AND, FOR SUCH PURPOSE, HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE THEREIN OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION 14 SHALL AFFECT THE RIGHT OF THE BENEFICIARY TO BRING ANY ACTION OR PROCEEDING AGAINST THE PROVIDER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

SECTION 15. Miscellaneous. This Undertaking (together with the other Transaction Documents) constitutes the entire agreement of the Provider with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Undertaking shall be in addition to any other guaranty of, or collateral security for, any of the Obligations. The provisions of this Undertaking are severable, and in any action or proceeding involving any state law, or any state or federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of the Provider hereunder would otherwise be held or determined to be voidable, invalid or unenforceable on account of the amount of the Undertaking to the contrary, the amount of such liability shall, without any further action by the Provider or the Beneficiary, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding. The invalidity or unenforceability of any one or more sections of this Undertaking shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions.

SECTION 16. Non-Petition. The Provider hereby agrees that it shall not institute against, or join any other person or entity in instituting against, the Issuer or Net Lease Funding 2005, LLC, its general partner, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceedings under any federal or state bankruptcy or similar law (including the U.S. Bankruptcy Code), for one year and a day after the last Note issued by the Issuer is paid in full. The agreements in this paragraph shall survive termination of this Undertaking.

* * * * *

IN WITNESS WHEREOF, the Provider has caused this Undertaking to be executed and delivered as of the date first above written.

Signed, sealed and delivered in the presence of:	CNL APF PARTNERS, LP (f/k/a U.S. Restaurant Properties Operating L.P.), a Delaware limited partnership

Name:	By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, as General Partner

Name:		By:
Name:
Title:

Signature Page to

Performance Undertaking

Schedule 1

ORIGINATORS

CNL APF Partners, LP (f/k/a U.S. Restaurant Properties Operating L.P.)

CNL Income Fund, Ltd.

CNL Income Fund II, Ltd.

CNL Income Fund IV, Ltd.

CNL Income Fund V, Ltd.

CNL Income Fund VI, Ltd.

CNL Income Fund VII, Ltd.

CNL Income Fund VIII, Ltd.

CNL Income Fund IX, Ltd.

CNL Income Fund X, Ltd.

CNL Income Fund XI, Ltd.

CNL Income Fund XII, Ltd.

CNL Income Fund XIII, Ltd.

CNL Income Fund XIV, Ltd.

CNL Income Fund XV, Ltd.

CNL Income Fund XVI, Ltd.

CNL Income Fund XVII, Ltd.

CNL Income Fund XVIII, Ltd.

CNL Income Fund II, Ltd. and CNL Income Fund XIII, Ltd.

CNL Income Fund II, Ltd. and CNL Income Fund VII, Ltd.

CNL Income Fund II, Ltd, CNL Income Fund III, Ltd. and CNL Income Fund VI, Ltd.

CNL Income Fund II, Ltd., CNL Income Fund VI, Ltd. and CNL Income Fund XVI, Ltd.

CNL Income Fund III, Ltd. & CNL Income Fund IX, Ltd.

CNL	Income Fund IV, Ltd. CNL Income Fund VI, Ltd., CNL Income Fund X, Ltd. and CNL Income Fund XV, Ltd.

CNL Income Fund VI, Ltd, and CNL Income Fund XI, Ltd.

CNL Income Fund VII, Ltd. and CNL Income Fund XII, Ltd.

CNL Income Fund XI, Ltd. and CNL Income Fund XVII, Ltd.

CNL Income Fund XIII, Ltd. and CNL Income Fund XVII, Ltd.

CNL Income Fund XVI, Ltd. and CNL Income Fund XVII, Ltd.

CNL Income Fund VI, Ltd., CNL Income Fund IX, Ltd. and CNL Income Fund XVII, Ltd.

CNL Income Fund VIII, Ltd. and CNL Income Fund XVIII, Ltd.

CNL Income Fund VIII, Ltd. and CNL Income Fund IX, Ltd.

CNL Income Fund X, Ltd. and CNL Income Fund XVIII, Ltd.

CNL Income Fund XIII, Ltd. and CNL Income Fund XV, Ltd.

Ashland Joint Venture

Arlington Joint Venture

Asheville Joint Venture

Attalla Joint Venture

CNL Kingston Joint Venture

CNL Mansfield Joint Venture

CNL Portsmouth Joint Venture

CNL Restaurant Investments II

CNL VII & XVII Lincoln Joint Venture

CNL VIII, X, XII Kokomo Joint Venture

Columbus Joint Venture

TGIF Pittsburgh Joint Venture

Wood-Ridge Real Estate Joint Venture

USRP (Gant1), LLC

USRP (Gant2), LLC

USRP (JV1), LLC

USRP (Katy), L.P.

USRP (Lincoln), Ltd.

USRP (Midon), LLC

USRP (Quest), LP

USRP (S&C), LLC

USRP Funding 2002-A, LP

Schedule 1-2